UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2013
CELANESE CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
222 West Las Colinas Blvd. Suite 900N, Irving, TX 75039
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 443-4000
Not Applicable
(Former name or former address, if changed since last report):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On April 2, 2013, Celanese Corporation (the "Company") issued a press release announcing its election, effective January 1, 2013, to change its accounting policy for recognizing actuarial gains and losses and changes in the fair value of plan assets for its defined benefit pension plans and other postretirement benefit plans. A copy of the press release is furnished with this Current Report as Exhibit 99.1. The Company will immediately recognize in operating results the change in the fair value of plan assets and net actuarial gains and losses annually in the fourth quarter of each fiscal year and whenever a plan is required to be remeasured. The Company believes the new accounting policy is preferable as it eliminates the delay in recognizing gains and losses within operating results. This change will also improve transparency within the Company's operating results by immediately recognizing the effects of economic and interest rate trends on plan investments and assumptions in the year these gains and losses are actually incurred.
Previously, the Company recognized the actuarial gains and losses on an annual basis and amortized the gains and losses into operating results over the average remaining service period to retirement date for active plan participants or, for retired participants, the average remaining life expectancy. Additionally, differences between actual rates of return on plan assets and the long-term expected rate of return on plan assets were not generally recognized in net periodic benefit cost in the year the difference occurred. These differences were deferred and amortized into net periodic benefit cost over the average remaining future service period of employees.
In connection with the changes in accounting policy for pension and other postretirement benefits and to properly match the actual operational expenses each business segment is incurring, the Company has changed its allocation of net periodic benefit costs. The Company will now allocate only the service cost and amortization of prior service cost components of its pension and postretirement plans to its business segments. All other net periodic benefit cost components will be recorded to Other Activities. The components of net periodic benefit cost that will no longer be allocated to each business segment include interest cost, estimated return on assets and net actuarial gains and losses as these components are considered financing activities managed at the corporate level. The Company believes the revised expense allocation methodology will more appropriately match the cost incurred for active employees to the respective business segment. The policy changes have no impact on future pension and postretirement benefit plan funding or pension and postretirement benefits paid to participants.
Financial information for prior periods has been retrospectively adjusted and is furnished with this Current Report as Exhibit 99.2. Non-GAAP measures used in the Company's quarterly earnings release for prior periods have also been retrospectively adjusted and, along with corresponding reconciliations, are furnished with this Current Report as Exhibit 99.3.

Additionally, in anticipation of a possible change in pension accounting policy, on January 23, 2013, the Company, Celanese US Holdings LLC and Celanese Americas LLC entered into a non-material Amendment No. 1 (the “Amendment”) with the lenders under Celanese US Holdings LLC's existing senior credit facilities with the effect that computations of Consolidated Net Income and EBITDA for covenant compliance purposes will be evaluated as if the change in pension accounting policy had not occurred. The Amendment also amended the credit facilities in other, non-material respects. A copy of the Amendment is attached to this Current Report as Exhibit 10.1 and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

10.1
Amendment No. 1, dated as of January 23, 2013 among Celanese Corporation, Celanese US Holdings LLC, Celanese Americas LLC, the lenders party thereto, and Deutsche Bank AG, New York Branch, as administrative agent and as collateral agent

99.1	Press Release dated April 2, 2013*

99.2
Celanese Corporation and Subsidiaries Consolidated Statements of Operations for the years ended December 31, 2012, 2011, 2010, 2009 and 2008 and for the three months ended December 31, 2012 and 2011, September 30, 2012 and 2011, June 30, 2012 and 2011 and March 31, 2012 and 2011 - As Previously Reported and As Adjusted (unaudited)*

99.3
Celanese Corporation and Subsidiaries Non-GAAP Financial Measures for the years ended December 31, 2012, 2011, 2010, 2009 and 2008 and for the three months ended December 31, 2012 and 2011, September 30, 2012 and 2011, June 30, 2012 and 2011 and March 31, 2012 and 2011 - As Previously Reported and As Adjusted (unaudited)*

*In connection with the disclosure set forth in Item 7.01, the information in this Current Report, including Exhibits 99.1, 99.2 and 99.3 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including these exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ James R. Peacock III
Name:	James R. Peacock III
Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary

Date: April 2, 2013

Exhibit Index

Exhibit
Number	Description

10.1
Amendment No. 1, dated as of January 23, 2013 among Celanese Corporation, Celanese US Holdings LLC, Celanese Americas LLC, the lenders party thereto, and Deutsche Bank AG, New York Branch, as administrative agent and as collateral agent

99.1	Press Release dated April 2, 2013*

99.2
Celanese Corporation and Subsidiaries Consolidated Statements of Operations for the years ended December 31, 2012, 2011, 2010, 2009 and 2008 and for the three months ended December 31, 2012 and 2011, September 30, 2012 and 2011, June 30, 2012 and 2011 and March 31, 2012 and 2011 - As Previously Reported and As Adjusted (unaudited)*

99.3
Celanese Corporation and Subsidiaries Non-GAAP Financial Measures for the years ended December 31, 2012, 2011, 2010, 2009 and 2008 and for the three months ended December 31, 2012 and 2011, September 30, 2012 and 2011, June 30, 2012 and 2011 and March 31, 2012 and 2011 - As Previously Reported and As Adjusted (unaudited)*

* In connection with the disclosure set forth in Item 7.01, the information in this Current Report, including Exhibits 99.1, 99.2 and 99.3 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including these exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.